Provisions and other liabilities	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and other liabilities	Provisions and other liabilities
Accounting policies
Asset retirement obligations (ARO)
Provisions for asset retirement obligations (ARO)
are recognised when Equinor has an obligation
(legal or constructive) to dismantle and remove a
facility or an item of property, plant and equipment
and to restore the site on which it is located, and
when a reliable estimate of that liability can be
made. Normally an obligation arises for a new
facility, such as an oil and natural gas production or
transportation facility, upon construction or
installation. An obligation may also arise during the
period of operation of a facility through a change in
legislation or through a decision to terminate
operations or be based on commitments associated
with Equinor's ongoing use of pipeline
transport systems where removal obligations rest
with the volume shippers.
The amount recognised is the present value of the
estimated future expenditures determined in
accordance with local conditions and requirements.
The cost is estimated based on current regulations
and technology, considering relevant risks and
uncertainties. The discount rate used in the
calculation of the ARO is a market-based risk-free
rate based on the applicable currency (mainly USD)
and time horizon of the underlying cash flows. The
provisions are classified under Provisions in the
Consolidated balance sheet.
When a provision for ARO is recognised, a
corresponding amount is recognised as an increase
of the related asset within property, plant and
equipment and is subsequently depreciated over the
useful life of the asset. Any change in the present
value of the estimated expenditure is reflected as an
adjustment to the provision and the corresponding
adjustment to the carrying value of the property,
plant and equipment. When a decrease in the ARO
related to a producing asset exceeds the carrying
amount of the asset, the excess is recognised as a
reduction of Depreciation, amortisation and net
impairment in the Consolidated statement of income.
When an asset has reached the end of its useful life,
all subsequent changes to the ARO are recognised as
they occur in Operating expenses in the Consolidated
statement of income.
Removal provisions associated with Equinor's role as
shipper of volumes through third party transport
systems are expensed as incurred.
Estimation uncertainty regarding asset retirement
obligations
Establishing the appropriate estimates for such
obligations are based on historical knowledge
combined with knowledge of ongoing technological
developments, expectations about future regulatory
and technological development and involve the
application of judgement and an inherent risk of
significant adjustments. The costs of decommissioning
and removal activities require revisions due to
changes in current regulations and technology while
considering relevant risks and uncertainties. Most of
the removal activities are many years into the future,
and the removal technology and costs are constantly
changing. The speed of the transition to renewable
energy sources may also influence the production
period, hence the timing of the removal activities. The
estimates include assumptions of norms, rates and
time required which can vary considerably depending
on the assumed removal complexity. Moreover,
changes in the discount rate and foreign currency
exchange rates may impact the estimates
significantly. As a result, the initial recognition of ARO
and subsequent adjustments involve the application
of significant judgement.

(in USD million)	Asset retirement obligations	Other provisions and liabilities	Total

Non-current portion at 31 December 2023	12,171	3,134	15,304
Current portion at 31 December 2023¹⁾	190	452	642

Provisions and other liabilities at 31 December 2023	12,360	3,586	15,946

New or increased provisions and other liabilities	443	572	1,014
Change in estimates	938	(962)	(24)
Amounts charged against provisions and other liabilities	(244)	(235)	(479)
Effects of change in the discount rate	(1,419)	(52)	(1,470)
Reduction due to divestments	(428)	(151)	(580)
Accretion expenses	511	19	530
Reclassification, transfer and other	(315)	45	(269)
Foreign currency translation effects	(918)	(118)	(1,036)

Provisions and other liabilities at 31 December 2024	10,928	2,704	13,632

Non-current portion at 31 December 2024	10,777	2,150	12,927
Current portion at 31 December 2024¹⁾	151	554	706
1) Included in the line item Current provisions and other liabilities in the Consolidated Balance sheet, further detailed below.
Equinor's estimated asset retirement obligations
(ARO) have decreased by USD 1,432 million to USD
10,928 million at 31 December 2024 compared to
year-end 2023. Changes in ARO are reflected within
Property, plant and equipment and Provisions and
other liabilities in the Consolidated balance sheet.
In certain production sharing agreements (PSA),
Equinor’s estimated share of asset retirement
obligation (ARO) is paid into an escrow account over
the producing life of the field. These payments are
considered down-payments of the liabilities and
included in the line item Amounts charged against
provisions and other liabilities.
Claims and litigations mainly relate to expected
payments for unresolved claims. The timing and
amounts of potential settlements in respect of these
claims are uncertain and dependent on various
factors that are outside management's control. For
further information on provisions and contingent
liabilities, see note 26 Other commitments, contingent
liabilities and contingent assets.
The timing of cash outflows of asset retirement
obligations depends on the expected cease of
production at the various facilities.
The undiscounted value of the total ARO amounts to
USD 17,475 million at year end.
Sensitivities with regards to discount rate on the total
ARO portfolio
The discount rate sensitivity has been calculated by
assuming a reasonably possible change of 1.0
percentage points.

Expected timing of cash outflows

(in USD million)	Asset retirement obligations	Other provisions and liabilities	Total

2025 - 2029	1,813	1,938	3,752
2030 - 2034	879	281	1,160
2035 - 2039	2,945	11	2,956
2040 - 2044	2,612	36	2,648
Thereafter	2,679	437	3,117

At 31 December 2024	10,928	2,704	13,632
An increase in the discount rate of 1.0 percentage
points would reduce the ARO liability by USD 1,290
million. A corresponding reduction would increase the
liability by USD 1,671 million.
See note 3 Climate change and energy transition for
sensitivity with regards to change in the removal year.
The interest rates used to calculate the net present
value (NPV) of ARO are shown in the “USD Risk free
rate table.

USD Risk free rate	31 December 2024
2 years	4.2%
5 years	4.4%
10 years	4.6%
20 years	4.9%
30 years	4.8%

Current provisions and other liabilities

	At 31 December
(in USD million)	2024	2023

Accrued expenses and other financial liabilities	1,385	1,495
Provisions	706	642
Other non-financial liabilities	293	176

Current provisions and other liabilities	2,384	2,314
Certain provisions are further described in note 26
Other commitments, contingent liabilities and
contingent assets.
With effect from 2024, and to provide additional
information to enhance the users understanding of
the composition of current liabilities, the balance
sheet line-item Trade, other payables and provisions
has been disaggregated into Trade and other
payables (see note 24) and Provisions and other
liabilities detailed in the table above.